UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2024

EMBECTA CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Suite 300, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (862) 401-0000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.
On November 26, 2024, Embecta Corp. (the “Company”) issued a press release (the “Earnings Release”) regarding its results for the quarter and fiscal year ended September 30, 2024. The Earnings Release is furnished as Exhibit 99.1 to this report.
Item 2.05.Costs Associated with Exit or Disposal Activities.
On November 22, 2024, the Company’s Board of Directors approved a plan to discontinue internal and external investment in the research and development of its patch pump program. The Company will refocus its investment on its core business with the intent to optimize free cash flow and strengthen its balance sheet by paying down debt. As a result of this decision, the Company plans to undergo an organizational restructuring (the "Restructuring Plan"). In addition, the Company intends to discontinue its plans to manufacture and commercialize the insulin delivery system, including the previous intended limited launch.
The Company estimates that it will incur approximately $25 million - $30 million in pre-tax cash-based charges primarily associated with employee severance payments and benefits related to the workforce reduction. The Company also expects that the majority of the restructuring charges related to the workforce reduction will be incurred in the first quarter of fiscal 2025 and that the implementation of the workforce reduction, including cash payments, will be substantially complete by the end of the second quarter of fiscal year 2025.
Additionally, the Company estimates that it will incur approximately $10 million - $15 million of additional pre-tax non-cash charges related to asset impairments and asset write-offs. However, the Company has not yet completed its analysis of the expected additional pre-tax non-cash charges associated with the implementation of the Restructuring Plan.
Investors should note that the estimates of the pre-tax cash charges and additional charges that the Company expects to incur in connection with the Restructuring Plan, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other pre-tax cash charges or additional charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Restructuring Plan.
Safe Harbor Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains express or implied “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern the Company’s current expectations regarding its future results from operations, performance, financial condition, goals, strategies, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of the Company’s present intentions and of its present expectations, which may or may not occur. When the Company uses words such as "believes," "expects," "anticipates," "estimates," "plans," "intends", “pursue”, “will”, “may” or similar expressions, it is making forward-looking statements. For example, the Company is using forward-looking statements when it discusses its plans to discontinue its patch pump program, concentrate its resources on its core business, optimize free cash flow and strengthen its balance sheet by paying down debt, its Restructuring Plan, its expected savings and expenses from its Restructuring Plan and the timing thereof. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from the Company’s expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) competitive factors that could adversely affect the Company’s operations; (ii) any inability to extend or replace the services provided by Becton, Dickinson and Company (“BD”) under the transaction documents; (iii) any failure by BD to perform its obligations under the various separation agreements entered into in connection with the separation and distribution; (iv) any events that adversely affect the sale or profitability of the Company’s products or the revenues delivered from sales to its customers; (v) increases in operating costs, including fluctuations in the cost and availability of raw materials or components used in its products, the ability to maintain favorable supplier arrangements and relationships, and the potential adverse effects of any disruption in the availability of such items; (vi) changes in reimbursement practices of governments or private payers or other cost containment measures; (vii) the adverse financial impact resulting from unfavorable changes in foreign currency exchange rates, as well as regional, national and foreign economic factors, including inflation, deflation, and fluctuations in interest rates; (viii) the impact of changes in U.S. federal laws and policy that could affect fiscal and tax policies, healthcare and international trade, including import and export regulation and international trade agreements; (ix) any new pandemics or any geopolitical instability, including disruptions in its operations and supply chains; (x) new or changing laws and regulations, or changes in enforcement practices, including laws relating to healthcare, environmental protection, trade, monetary and fiscal policies, taxation and licensing and regulatory requirements for products; (xi) the expected benefits of the separation from BD; (xii) risks associated with the Company’s indebtedness; (xiii) the risk that ongoing dis-synergy costs, costs of restructuring and other costs incurred in connection with the separation from BD will exceed the Company’s estimates of these costs; (xiv) the risk that it will be more difficult than expected to effect the Company’s full separation from BD; (xv) expectations related to the costs, profitability, timing and the estimated financial impact of, and charges associated with, the Restructuring Plan announced, (xvi) risks associated with not completing strategic collaborative partnerships and acquisitions for innovative technologies, complementary product lines, and new markets; and (xvii) the other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as further updated by its Quarterly Reports on Form 10-Q the Company has filed or will file hereafter. Except as required by law, the Company undertakes no obligation to update any forward-looking statements appearing in this Current Report on Form 8-K.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits
The following is furnished as an exhibit to this report:

99.1	Press Release, dated November 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBECTA CORP.

Dated: November 26, 2024	By:	/s/ Jacob Elguicze
Jacob Elguicze Chief Financial Officer